Exhibit 10.11

Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

EIGHT AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This Eight Amendment to the Research and License Agreement (“Eighth Amendment”) is made as of October 15, 2024 (the “Eighth Amendment Effective Date”), by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

InnoCan Pharma A Ltd., of 3 Arik Einstein Street, Herzelia, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020, as amended on August 15, 2021, November 28, 2021, December 5, 2022, February 20, 2023, September 13, 2023, December 24, 2023, and March 6, 2024 (collectively, the “License Agreement”);

WHEREAS:	as of the Eighth Amendment Effective Date, the Company owes Yissum an amount of (*******) New Israeli Shekels) (the “Debt Amount”) for past performance of the Research by the Researcher,

WHEREAS:	the Parties wish to agree on a payment schedule of the Debt Amount by the Company to Yissum; and

WHEREAS:	In addition, the Parties wish to amend certain sections of the License Agreement with respect to the Required Jurisdictions, all as specified herein

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble and annexes of this Eight Amendment constitute an integral part thereof and shall be read jointly with its terms and conditions.

1.2.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the License Agreement.

1.3.	In this Eight Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include all other genders.

1.4.	The headings of the Sections in this Eight Amendment are for the sake of convenience only and shall not serve in the interpretation of this Eight Amendment.

2.	The Company shall pay Yissum the Debt Amount as follows:

●	(*******) by October 15, 2024;

3.	Yissum agrees that only with respect to Licensed Patent Yissum Ref. No. 6741 PROTEIN BOUND CANNABINOID FORMULATIONS AND USES THEREOF, (*******).

4.	Except as specifically provided in and required by this Eight Amendment, the terms and conditions of the License Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Eight Amendment and the provisions of the License Agreement, the provisions of this Eight Amendment shall prevail.

5.	This Eight Amendment may be executed in any number of counterparts (including counterparts transmitted by facsimile and by electronic mail), each of which shall be deemed an original, but all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS THE HANDS OF THE PARTIES:

YISSUM		THE COMPANY

By:	/s/ Keren-Or Amar	By:	/s/ Iris Bincovich
Name:	Dr. Keren-Or Amar,	Name:	Iris Bincovich
Title:	VPBD	Title:	CEO
Date:	October 15, 2024	Date:	October 15, 2024

By:	/s/ Dr. Itzik Goldwaser
Name:	Dr. Itzik Goldwaser
Title:	CEO
Date:	October 15, 2024

I the undersigned, Prof. Chezy Barenholz, have reviewed, am familiar with, and agree to all of the above terms and conditions.

/s/ Chezy Barenholz	October 15, 2024
Prof. Chezy Barenholz	Date signed